SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: (Date of Earliest Event Reported): October 30, 2003 (October 29, 2003)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

        Maryland                     1-10360                   52-1622022
(State or other jurisdiction       (Commission              (I.R.S. Employer
    of incorporation)              File Number)            Identification No.)




                           11200 Rockville Pike
                        Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrant)

                              (301) 816-2300
            (Registrant's telephone number, including area code)


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Item 5.  Other Events

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. (the "Company") on October 29, 2003 announcing the appointment of Stephen M. Abelman as Executive Vice President-Asset Management effective October 29, 2003. The above referenced document is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The  following  exhibit is filed as a part of this  Current  Report on Form
8-K:

(c)      Exhibit

99.1     Press Release issued by CRIIMI MAE Inc. on October 29, 2003.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 30, 2003                 /s/ Mark Libera
                                        -------------------------------
                                        Vice President and Senior
                                          Corporate Counsel

                                EXHIBIT INDEX

Exhibit
No. Description
--------------------------------------------------------------------------------

*99.1    Press Release dated October 29, 2003.


*Filed herewith